Exhibit 99.1

Contacts:

Media Contact	Investor Contact
Lucy Millington	Brian Denyeau
AspenTech	ICR
+1 781-221-6419	+1 646-277-1251
lucy.millington@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Second Quarter of Fiscal 2020

Bedford, Mass. - January 29, 2020 - Aspen Technology, Inc. (NASDAQ:AZPN), the asset optimization software company, today announced financial results for its second quarter of fiscal year 2020 ended December 31, 2019.

“AspenTech delivered solid second quarter results highlighted by continued double-digit annual spend growth. While the macro environment in capital intensive industries was uncertain, spending remained favorable as customers recognized that investments in digitalization can drive meaningful improvements in the operating efficiency and financial performance of their business,” said Antonio Pietri, President and Chief Executive Officer of Aspen Technology.

Pietri continued, “We continue to see significant customer interest in our solutions and expect improving business performance in the second half of the year. Our optimism is driven by our expectations for continuing strength from refining customers, improving demand from chemicals customers as macro conditions in that vertical improve, and the ongoing recovery in our engineering and construction business. We are also encouraged by the progress in our Asset Performance Management business and the traction it is gaining in the Global Economy Industries (GEI).”

Second Quarter Fiscal 2020 Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $564 million at the end of the second quarter of fiscal 2020, which increased 10.0% compared to the second quarter of fiscal 2019 and 3.0% sequentially.

•	AspenTech repurchased approximately 418,000 shares of its common stock for $50 million in the second quarter of fiscal 2020.

Summary of Second Quarter Fiscal Year 2020 Financial Results

AspenTech’s total revenue of $124.7 million included:

•
License revenue, which represents the portion of a term license agreement allocated to the initial license, was $70.2 million in the second quarter of fiscal 2020, compared to $93.4 million in the second quarter of fiscal 2019.

•
Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $45.3 million in the second quarter of fiscal 2020, compared to $41.0 million in the second quarter of fiscal 2019.

•	Services and other revenue was $9.2 million in the second quarter of fiscal 2020, compared to $6.0 million in the second quarter of fiscal 2019.

For the quarter ended December 31, 2019, AspenTech reported income from operations of $41.7 million, compared to income from operations of $63.8 million for the quarter ended December 31, 2018.

Net income was $38.3 million for the quarter ended December 31, 2019, leading to diluted net income per share of $0.56, compared to diluted net income per share of $0.83 in the same period last fiscal year.

Non-GAAP income from operations was $50.9 million for the second quarter of fiscal 2020, compared to non-GAAP income from operations of $71.2 million in the same period last fiscal year. Non-GAAP net income was $45.5 million, or $0.66 per share, for the second quarter of fiscal 2020, compared to non-GAAP net income of $65.1 million, or $0.92 per share, in the same period last fiscal year. These non-GAAP results add back the impact of stock-based compensation expense, amortization of intangibles and acquisition related fees. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and cash equivalents of $80.5 million and total borrowings, net of debt issuance costs, of $345.1 million at December 31, 2019.

During the second quarter, the company generated $46.9 million in cash flow from operations and $48.1 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs, and other nonrecurring items, such as acquisition related payments.

Business Outlook

Based on information as of today, January 29, 2020, AspenTech is issuing the following guidance for fiscal year 2020:

•	Annual spend growth of 10-12% year-over-year

•	Free cash flow of $260 to $270 million

•	Total bookings of $600 to $650 million

•	Total revenue of $575 to $615 million

•	GAAP total expense of $369 to $374 million

•	Non-GAAP total expense of $303 to $308 million

•	GAAP operating income of $206 to $241 million

•	Non-GAAP operating income of $272 to $307 million

•	GAAP net income of $184 to $213 million

•	GAAP net income per share of $2.68 to $3.09

•	Non-GAAP net income per share of $3.43 to $3.84

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

AspenTech has not reconciled its expectations as to non-GAAP operating income and non-GAAP net income per share to their most directly comparable GAAP measure because certain items are out of AspenTech’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating income and non-GAAP net income per share is not available without unreasonable effort.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles.

This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing Aspen Technology’s business. As the result of adoption of new licensing models, management believes that a number of Aspen Technology’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing Aspen Technology’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track Aspen Technology’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

Aspen Technology will host a conference call and webcast today, January 29th, 2020, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the second quarter of fiscal 2020 as well as the company’s business outlook. The live dial-in number is (866) 471-3828 or (678) 509-7573, conference ID code 6899311. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of Aspen Technology’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on Aspen Technology’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 6899311, through February 5, 2020.

About Aspen Technology

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modelling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster.

Forward-Looking Statements

The second and third paragraphs of this press release as well as the Business Outlook section contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from Aspen Technology’s (AspenTech) expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2020 Aspen Technology, Inc. AspenTech, aspenONE, asset optimization and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(Dollars in Thousands, Except per Share Data)
Revenue:
License	$70,196	$93,368	$151,367	$157,123
Maintenance	45,290	41,038	88,864	84,077
Services and other	9,246	6,017	18,592	13,392
Total revenue	124,732	140,423	258,823	254,592
Cost of revenue:
License	2,009	1,819	3,669	3,484
Maintenance	4,584	5,286	9,561	9,279
Services and other	8,933	7,634	17,514	15,203
Total cost of revenue	15,526	14,739	30,744	27,966
Gross profit	109,206	125,684	228,079	226,626
Operating expenses:
Selling and marketing	28,500	26,310	57,692	53,122
Research and development	22,625	20,317	45,118	41,373
General and administrative	16,422	15,299	36,306	31,383
Total operating expenses	67,547	61,926	139,116	125,878
Income from operations	41,659	63,758	88,963	100,748
Interest income	8,428	7,485	16,404	14,554
Interest (expense)	(3,161)	(2,164)	(6,161)	(3,978)
Other (expense) income, net	(997)	(578)	135	(451)
Income before income taxes	45,929	68,501	99,341	110,873
Provision for income taxes	7,654	9,284	14,782	13,591
Net income	$38,275	$59,217	$84,559	$97,282
Net income per common share:
Basic	$0.56	$0.84	$1.24	$1.38
Diluted	$0.56	$0.83	$1.22	$1.36
Weighted average shares outstanding:
Basic	68,114	70,428	68,277	70,708
Diluted	68,844	71,148	69,090	71,600

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	December 31, 2019	June 30, 2019
	(Dollars in Thousands, Except Share Data)
ASSETS
Current assets:
Cash and cash equivalents	$80,486	$71,926
Accounts receivable, net	51,963	47,784
Current contract assets	279,797	294,193
Prepaid expenses and other current assets	13,347	12,628
Prepaid income taxes	1,273	2,509
Total current assets	426,866	429,040
Property, equipment and leasehold improvements, net	6,954	7,234
Computer software development costs, net	1,094	1,306
Goodwill	140,025	78,383
Intangible assets, net	47,522	33,607
Non-current contract assets	362,666	325,510
Contract costs	25,877	24,982
Operating lease right-of-use assets	30,284	—
Deferred tax assets	1,754	1,669
Other non-current assets	1,513	1,334
Total assets	$1,044,555	$903,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,049	$5,891
Accrued expenses and other current liabilities	39,219	54,594
Current operating lease liabilities	6,474	—
Income taxes payable	12,302	14,952
Current borrowings	45,163	220,000
Current deferred revenue	36,044	25,318
Total current liabilities	142,251	320,755
Non-current deferred revenue	16,724	19,573
Deferred income taxes	159,542	159,071
Non-current operating lease liabilities	29,089	—
Non-current borrowings, net	299,965	—
Other non-current liabilities	4,806	10,381
Commitments and contingencies (Note 17)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of December 31, 2019 and June 30, 2019 Issued and outstanding— none as of December 31, 2019 and June 30, 2019	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,788,538 shares at December 31, 2019 and 103,642,292 shares at June 30, 2019 Outstanding— 67,970,514 shares at December 31, 2019 and 68,624,566 shares at June 30, 2019	10,379	10,365
Additional paid-in capital	752,782	739,099
Retained earnings	1,344,543	1,259,984
Accumulated other comprehensive income	973	336
Treasury stock, at cost—35,818,024 shares of common stock at December 31, 2019 and 35,017,726 shares at June 30, 2019	(1,716,499)	(1,616,499)
Total stockholders’ equity	392,178	393,285
Total liabilities and stockholders’ equity	$1,044,555	$903,065

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(Dollars in Thousands)
Cash flows from operating activities:
Net income	$38,275	$59,217	$84,559	$97,282
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,443	2,049	4,479	4,049
Right-of-use asset amortization	1,364	—	3,251	—
Net foreign currency (gains) losses	(883)	518	(162)	318
Stock-based compensation	7,559	6,335	16,834	15,200
Deferred income taxes	172	(2,804)	(10)	(47,474)
Provision for bad debts	282	658	1,264	827
Other non-cash operating activities	108	110	215	217
Changes in assets and liabilities:
Accounts receivable	(2,594)	(3,935)	(4,539)	(16,464)
Contract assets	2,919	(11,014)	(22,521)	(41,928)
Contract costs	(485)	(1,750)	(830)	(2,546)
Lease liabilities	(1,464)	—	(3,396)	—
Prepaid expenses, prepaid income taxes, and other assets	324	2,599	(1,768)	1,744
Accounts payable, accrued expenses, income taxes payable and other liabilities	(10,364)	2,793	(23,105)	37,718
Deferred revenue	9,291	2,751	7,936	14,154
Net cash provided by operating activities	46,947	57,527	62,207	63,097
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(368)	(84)	(968)	(180)
Payments for business acquisitions, net of cash acquired	—	—	(74,219)	—
Payments for capitalized computer software costs	(61)	(99)	(70)	(189)
Net cash used in investing activities	(429)	(183)	(75,257)	(369)
Cash flows from financing activities:
Exercises of stock options	1,696	412	2,714	4,466
Repurchases of common stock	(50,016)	(97,446)	(100,864)	(147,423)
Payments of tax withholding obligations related to restricted stock	(2,685)	(6,475)	(5,851)	(9,654)
Deferred business acquisition payments	—	(1,200)	—	(1,200)
Proceeds from borrowings	29,163	50,000	129,163	50,000
Payments of debt issuance costs	(3,454)	—	(3,454)	—
Net cash provided by (used in) financing activities	(25,296)	(54,709)	21,708	(103,811)
Effect of exchange rate changes on cash and cash equivalents	631	(255)	(98)	(654)
Increase (decrease) in cash, cash equivalents, and restricted cash	21,853	2,380	8,560	(41,737)
Cash, cash equivalents, and restricted cash, beginning of period	58,633	52,048	71,926	96,165
Cash and cash equivalents, end of period	$80,486	$54,428	$80,486	$54,428
Supplemental disclosure of cash flow information:
Income taxes paid, net	$9,464	$15,072	$19,748	$17,827
Interest paid	2,391	2,003	5,192	3,541
Supplemental disclosure of non-cash activities:
Change in purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	$(256)	$16	$(96)	$5
Change in repurchases of common stock included in accounts payable and accrued expenses	(16)	2,554	(864)	2,577

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

Lease liabilities arising from obtaining right-of-use assets	1,552	—	4,824	—

		December 31, 2019	September 30, 2019	June 30, 2019
Reconciliation to amounts within the unaudited consolidated balance sheets:		(Dollars in Thousands)
Cash and cash equivalents		$80,486	$57,943	$71,926
Restricted cash included in other non-current assets		—	690	—
Cash, cash equivalents, and restricted cash, end of period		$80,486	$58,633	$71,926

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Total expenses
GAAP total expenses (a)	$83,073	$76,665	$169,860	$153,844
Less:
Stock-based compensation (b)	(7,559)	(6,335)	(16,834)	(15,200)
Amortization of intangibles	(1,682)	(1,156)	(2,877)	(2,223)
Acquisition related fees	40	—	(78)	7

Non-GAAP total expenses	$73,872	$69,174	$150,071	$136,428

Income from operations
GAAP income from operations	$41,659	$63,758	$88,963	$100,748
Plus:
Stock-based compensation (b)	7,559	6,335	16,834	15,200
Amortization of intangibles	1,682	1,156	2,877	2,223
Acquisition related fees	(40)	—	78	(7)

Non-GAAP income from operations	$50,860	$71,249	$108,752	$118,164

Net income
GAAP net income	$38,275	$59,217	$84,559	$97,282
Plus:
Stock-based compensation (b)	7,559	6,335	16,834	15,200
Amortization of intangibles	1,682	1,156	2,877	2,223
Acquisition related fees	(40)	—	78	(7)
Less:
Income tax effect on Non-GAAP items (c)	(1,932)	(1,573)	(4,156)	(3,657)

Non-GAAP net income	$45,544	$65,135	$100,192	$111,041

Diluted income per share
GAAP diluted income per share	$0.56	$0.83	$1.22	$1.36
Plus:
Stock-based compensation (b)	0.11	0.09	0.25	0.21
Amortization of intangibles	0.02	0.02	0.04	0.03
Acquisition related fees	—	—	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.02)	(0.06)	(0.05)

Non-GAAP diluted income per share	$0.66	$0.92	$1.45	$1.55

Shares used in computing Non-GAAP diluted income per share	68,844	71,148	69,090	71,600

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Free Cash Flow
GAAP cash flow from operating activities	$46,947	$57,527	$62,207	$63,097
Purchase of property, equipment and leasehold improvements	(368)	(84)	(968)	(180)
Payments for capitalized computer software development costs	(61)	(99)	(70)	(189)
Acquisition related payments	1,617	—	1,264	12
Free Cash Flow	$48,135	$57,344	$62,433	$62,740

(a) GAAP total expenses
	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Total costs of revenue	$15,526	$14,739	$30,744	$27,966
Total operating expenses	67,547	61,926	139,116	125,878
GAAP total expenses	$83,073	$76,665	$169,860	$153,844

(b) Stock-based compensation expense was as follows:
	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Cost of maintenance	$362	$391	$761	$537
Cost of services and other	484	288	1,027	606
Selling and marketing	1,209	1,194	2,756	2,526
Research and development	2,009	1,637	4,111	3,932
General and administrative	3,495	2,825	8,179	7,599
Total stock-based compensation	$7,559	$6,335	$16,834	$15,200

(c) The income tax effect on non-GAAP items for the three and six months ended December 31, 2019 and 2018, respectively, is calculated utilizing the Company's statutory tax rate of 21 percent.